EXHIBIT 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Jayant Kadambi, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of YuMe, Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Jayant Kadambi
Jayant Kadambi
Chief Executive Officer
Date: June 20, 2014